Exhibit 99.1

Inspire Medical Systems, Inc. Announces First Quarter 2025
Financial Results and Updates 2025 Outlook

Inspire Reports Year-over-Year Revenue Growth of 23% and
Earnings per Share of $0.10 in the First Quarter

MINNEAPOLIS, MN - May 5, 2025 - Inspire Medical Systems, Inc. (NYSE: INSP) (Inspire, or the company), a medical technology company focused on the development and commercialization of innovative, minimally invasive solutions for patients with obstructive sleep apnea, today reported financial results for the quarter ended March 31, 2025.

Recent Business Highlights
•Generated revenue of $201.3 million in the first quarter of 2025, a 23% increase over the same quarter last year
•Achieved gross margin of 84.7% in the first quarter of 2025
•Generated earnings per share of $0.10 in the first quarter of 2025
•Surpassed 100,000 patients receiving Inspire therapy
•Announced the appointment of Paul Hoff, M.D., M.S. and Ruchir Patel, M.D., F.A.C.P., as Vice Presidents, Senior Medical Directors

“We are very proud of our performance in the first quarter which included strong revenue growth and continued progress on profitability. We achieved a tremendous milestone with over 100,000 patients receiving Inspire therapy and we are still just getting started in growing awareness and adoption,” said Tim Herbert, Chairman and CEO of Inspire Medical Systems. “We are now ready to launch of the Inspire V system and look forward to initiating the full launch this month in the U.S.”

First Quarter 2025 Financial Results

Revenue was $201.3 million for the three months ended March 31, 2025, a 23% increase from $164.0 million in the corresponding prior year period. U.S. revenue for the quarter was $193.6 million, an increase of 24% as compared to the prior year quarter. First quarter revenue outside the U.S. was $7.7 million, a decrease of 6% as compared to the first quarter of 2024.

Gross margin was 84.7% for the quarter ended March 31, 2025 compared to 84.9% in the first quarter of 2024.

Operating expenses were $172.1 million for the first quarter of 2025, as compared to $154.5 million in the corresponding prior year period, an increase of 11%. This increase primarily reflected ongoing investments in the expansion of the U.S. sales organization and general corporate costs, partially offset by a reduction in R&D and patient marketing expenses.

Operating loss was $1.5 million for the first quarter of 2025, as compared to $15.2 million in the prior year period, an improvement of 90%, reflecting revenue growth and operating leverage.

Net income was $3.0 million for the first quarter of 2025 as compared to a net loss of $10.0 million in the corresponding prior year period. Adjusted EBITDA for the first quarter of 2025 was $33.2 million as compared to $11.9 million in the corresponding prior year period. The diluted net income for the first quarter of 2025 was $0.10 per share, as compared to a net loss of $0.34 per share in the prior year period.

As of March 31, 2025, cash, cash equivalents, and investments were $414.0 million compared to $516.5 million on December 31, 2024.

Full Year 2025 Guidance

Inspire is maintaining its full year 2025 revenue guidance of between $940 million to $955 million, which represents growth of 17% to 19% over full year 2024 revenue of $802.8 million.

The company is maintaining its full year 2025 gross margin guidance of 84% to 86%.

Inspire is increasing diluted net income per share guidance for the full year 2025 to between $2.20 to $2.30. This compares to the prior guidance of $2.10 to $2.20 per share.

Webcast and Conference Call

Inspire’s management will host a conference call after market close today, Monday, May 5, 2025, at 5:00 p.m. Eastern Time to discuss these results and answer questions.

To access the conference call, please preregister on
https://register-conf.media-server.com/register/BIcd76623d7c124a59a3e2a79a08cc8515. Registrants will receive confirmation with dial-in details.

A live webcast of the event can be accessed on https://edge.media-server.com/mmc/p/vtrddj93/. A replay of the webcast will be available on https://investors.inspiresleep.com starting approximately two hours after the event and archived on the site for two weeks.

About Inspire Medical Systems

Inspire is a medical technology company focused on the development and commercialization of innovative, minimally invasive solutions for patients with obstructive sleep apnea. Inspire’s proprietary Inspire therapy is the first and only FDA, EU MDR and PDMA-approved neurostimulation technology of its kind that provides a safe and effective treatment for moderate to severe obstructive sleep apnea.

For additional information about Inspire, please visit www.inspiresleep.com.

Use of Non-GAAP Financial Measures

This press release includes the non-GAAP financial measures of Adjusted EBITDA and Adjusted EBITDA margin, which differ from financial measures calculated in accordance with U.S. generally accepted accounting principles (“GAAP”).

We define Adjusted EBITDA as net income or loss, less interest income, plus interest expense, plus income tax expense, plus depreciation and amortization, plus stock-based compensation expense. Net income is the most directly comparable GAAP financial measure to Adjusted EBITDA. We define Adjusted EBITDA margin in this release as Adjusted EBITDA divided by revenue. Net income margin is the most directly comparable GAAP measure to Adjusted EBITDA margin. Reconciliations of these non-GAAP financial measures to their most directly comparable GAAP measures are included in this press release.

These non-GAAP financial measures are presented because we believe they are useful indicators of our operating performance. Management uses these measures principally as measures of our operating performance and for planning purposes, including the preparation of our annual operating plan and financial projections. We believe these measures are useful to investors as supplemental information and because they are frequently used by analysts, investors and other interested parties to evaluate companies in our industry. We also believe these non-GAAP financial measures are useful to our management and investors as a measure of comparative operating performance from period to period.

These non-GAAP financial measures should not be considered as an alternative to, or superior to, the most directly comparable GAAP financial measures, as measures of financial performance or cash flows from operations, as a measure of liquidity, or any other performance measure derived in accordance with GAAP, and they should not be construed to imply that our future results will be unaffected by unusual or non-recurring items. In addition, Adjusted

EBITDA is not intended to be a measure of cash flow for management’s discretionary use, as it does not reflect certain cash requirements such as tax payments, capital expenditures and certain other cash costs that may recur in the future. Adjusted EBITDA contains certain other limitations, including the failure to reflect our cash expenditures, cash requirements for working capital needs and cash costs to replace assets being depreciated and amortized. In evaluating our non-GAAP financial measures, you should be aware that in the future we may incur expenses that are the same as or similar to some of the adjustments in this presentation. Our presentation of non-GAAP financial measures should not be construed to imply that our future results will be unaffected by any such adjustments. Management compensates for these limitations by primarily relying on our GAAP results in addition to using non-GAAP financial measures on a supplemental basis. Our definition of these non-GAAP financial measures is not necessarily comparable to other similarly titled captions of other companies due to different methods of calculation.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts are forward-looking statements, including, without limitation, statements regarding full year 2025 financial outlook and the full launch of our Inspire V neurostimulation system. In some cases, you can identify forward-looking statements by terms such as ‘‘may,’’ ‘‘will,’’ ‘‘should,’’ ‘‘expect,’’ ‘‘plan,’’ ‘‘anticipate,’’ ‘‘could,’’ “future,” “outlook,” “guidance,” ‘‘intend,’’ ‘‘target,’’ ‘‘project,’’ ‘‘contemplate,’’ ‘‘believe,’’ ‘‘estimate,’’ ‘‘predict,’’ ‘‘potential,’’ ‘‘continue,’’ or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words.

These forward-looking statements are based on management’s current expectations and involve known and unknown risks and uncertainties that may cause our actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements. Such risks and uncertainties include, among others, our history of operating losses and dependency on our Inspire therapy for revenues; commercial success and market acceptance of our Inspire therapy; our ability to achieve and maintain adequate levels of coverage or reimbursement for our Inspire therapy or any future products we may seek to commercialize; competitive companies, technologies and pharmaceuticals in our industry; our involvement in current or future legal disputes or regulatory proceedings; our ability to expand our indications and develop and commercialize additional products and enhancements to our Inspire therapy; future results of operations, financial position, research and development costs, capital requirements and our needs for additional financing; our ability to accurately forecast customer demand for our Inspire therapy and manage our inventory; our dependence on third-party suppliers, contract manufacturers and shipping carriers; consolidation in the healthcare industry; our ability to expand, manage and maintain our direct sales and marketing organization, and to market and sell our Inspire therapy in markets outside of the U.S.; risks associated with international operations; our ability to manage our growth; our ability to hire and retain our senior management and other highly qualified personnel; risk of product liability claims; our ability to address quality issues that may arise with our Inspire therapy; our ability to successfully integrate any acquired business, products, or technologies; changes in global macroeconomic trends; challenges experienced by patients in obtaining prior authorization, our ability to achieve and maintain adequate levels of coverage or reimbursement for our Inspire therapy; our business model and strategic plans for our products, technologies and business, including our implementation thereof; the impact of glucagon-like peptide 1 class of drugs on demand for our Inspire therapy; risks related to information technology and cybersecurity; our ability to commercialize or obtain regulatory approvals for our Inspire therapy, or the effect of delays in commercializing or obtaining regulatory approvals; and FDA or other U.S. or foreign regulatory actions affecting us or the healthcare industry generally. Other important factors that could cause actual results, performance or achievements to differ materially from those contemplated in this press release can be found under the captions “Risk Factors” and "Management's Discussion and Analysis of Financial Condition and Results of Operations“ in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as updated in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2025 to be filed with the SEC, and as such factors may be updated from time to time in our other filings with the SEC, which are accessible on the SEC’s website at www.sec.gov and the Investors page of our website at www.inspiresleep.com. These and other important factors could cause actual results to differ materially from those indicated by the forward-looking statements made in this press release. Any such forward-looking statements represent management’s estimates as of the date of this press release. While we may elect to update such forward-looking statements at some point in the future, unless required by applicable law, we disclaim any obligation to do so, even if subsequent events cause our views to change. Thus, one should not assume that our silence over time means that actual events are bearing out as expressed or implied in such forward-looking statements. These forward-looking statements should not be relied upon as representing our views as of any date after the date of this press release.

Investor & Media Contact
Ezgi Yagci
Vice President, Investor Relations
ezgiyagci@inspiresleep.com
617-549-2443

Inspire Medical Systems, Inc.
Consolidated Statements of Operations and Comprehensive Income (Loss) (unaudited)
(in thousands, except share and per share amounts)

	Three Months Ended
	March 31,
	2025	2024
Revenue	$201,317	$164,010
Cost of goods sold	30,709	24,757
Gross profit	170,608	139,253
Operating expenses:
Research and development	27,803	28,850
Selling, general and administrative	144,290	125,621
Total operating expenses	172,093	154,471
Operating loss	(1,485)	(15,218)
Other (income) expense:
Interest and dividend income	(5,066)	(5,923)
Other (income) expense, net	(578)	60
Total other income	(5,644)	(5,863)
Income (loss) before income taxes	4,159	(9,355)
Income taxes	1,167	650
Net income (loss)	2,992	(10,005)
Other comprehensive income (loss):
Foreign currency translation loss	(300)	(134)
Unrealized loss on investments	(9)	(542)
Total comprehensive income (loss)	$2,683	$(10,681)
Net income (loss) per share:
Basic	$0.10	$(0.34)
Diluted	$0.10	$(0.34)
Weighted average shares outstanding:
Basic	29,702,358	29,615,166
Diluted	30,311,476	29,615,166

Inspire Medical Systems, Inc.
Consolidated Balance Sheets (unaudited)
(in thousands, except share and per share amounts)

	March 31, 2025	December 31, 2024
Assets
Current assets:
Cash and cash equivalents	$53,882	$150,150
Investments, short-term	315,307	295,396
Accounts receivable, net of allowance for credit losses of $1,191 and $880, respectively	92,628	93,068
Inventories, net	99,727	80,118
Prepaid expenses and other current assets	10,135	12,074
Total current assets	571,679	630,806
Investments, long-term	44,831	70,995
Property and equipment, net	77,175	71,925
Operating lease right-of-use assets	24,972	23,314
Other non-current assets	12,152	11,343
Total assets	$730,809	$808,383
Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$29,137	$38,687
Accrued expenses	34,333	49,814
Total current liabilities	63,470	88,501
Operating lease liabilities, non-current portion	31,488	30,039
Other non-current liabilities	108	148
Total liabilities	95,066	118,688
Stockholders' equity:
Preferred Stock, $0.001 par value, 10,000,000 shares authorized; no shares issued and outstanding	—	—
Common Stock, $0.001 par value per share; 200,000,000 shares authorized; 29,467,300 and 29,740,176 issued and outstanding at March 31, 2025 and December 31, 2024, respectively	29	30
Additional paid-in capital	924,409	981,043
Accumulated other comprehensive income	227	536
Accumulated deficit	(288,922)	(291,914)
Total stockholders' equity	635,743	689,695
Total liabilities and stockholders' equity	$730,809	$808,383

Inspire Medical Systems, Inc.
Reconciliation of Non-GAAP Financial Measures (unaudited)
(in thousands)

Reconciliation of GAAP Net Income (Loss) to Non-GAAP Adjusted EBITDA

	Three Months Ended
	March 31,
	2025	2024
Net income (loss)	$2,992	$(10,005)
Interest and dividend income	(5,066)	(5,923)
Income taxes	1,167	650
Depreciation and amortization	3,044	839
EBITDA	2,137	(14,439)
Stock-based compensation expense	31,056	26,322
Adjusted EBITDA	$33,193	$11,883

Reconciliation of GAAP Net Income Margin and Non-GAAP Adjusted EBITDA Margin

	Three Months Ended
	March 31,
	2025	2024
Net income margin(1)	1%	(6)%
Interest and dividend income	(3)%	(4)%
Income taxes	1%	—%
Depreciation and amortization	2%	1%
Stock-based compensation expense	15%	16%
Adjusted EBITDA margin(2)	16%	7%

(1) Net income margin is calculated as net income (loss) divided by total revenue.
(2) Adjusted EBITDA margin is calculated as Adjusted EBITDA divided by total revenue.